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                                                                  EXHIBIT 10.3

                            CROSS TIMBERS OIL COMPANY

             AMENDMENT TO AGREEMENT FOR GRANT OF PERFORMANCE SHARES
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         This Amendment to Agreement for Grant of Performance Shares (this
"Amendment"), dated as of May 24, 2001, is entered into by and between CROSS TIMBERS OIL COMPANY, a Delaware company (the "Company"), and BOB R. SIMPSON (the "Executive").

                                   WITNESSETH:
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         WHEREAS, the Company and the Executive entered into that certain
Agreement for Grant of Performance Shares (the "Agreement") dated as of February 20, 2001, to provide that Performance Shares would be granted to the Executive in the event of a Change in Control of the Company; and

         WHEREAS, the Company and the Executive desire to amend the Agreement.

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and obligations contained herein, the Company and the Executive agree as follows:

1. Section 2.1 is amended to delete the reference to "40,000" in clause (i) and to insert in lieu thereof "45,000".

2.   Section 2.1 is amended to delete the last sentence of the first paragraph
     (which begins "Provided, however, that . . . .") in its entirety and to insert in lieu thereof the following sentence:

         "The number of Performance Shares calculated in accordance with the preceding sentence shall be reduced (but not below zero) by any Performance Shares granted to the Executive under the Plan after the date of this Agreement but prior to the date of the Change in Control which have not been forfeited by the Executive prior to or on the date of the Change in Control; provided, however, that the Compensation Committee or other committee with authority to grant awards under the Plan may designate from time to time that certain Performance Shares granted after the date of this Agreement shall not reduce the number of Performance Shares to be granted immediately prior to a Change in Control under this Section 2.1."
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3.   Section 2.2 is amended to delete the references to "40,000" and to insert in lieu thereof "45,000", and to delete the reference to "60,000" and to insert in lieu thereof "67,500".

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         This Amendment will be effective as to all grants made on or after May
24, 2001.

         Except as amended herein, all other terms and provisions of the Agreement shall remain in full force and effect.

         Defined terms not otherwise defined herein shall have the meaning set forth in the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the day and year first above written.

                            CROSS TIMBERS OIL COMPANY

                            By:  ________________________________
                            Name:  Robert C. Myers
                            Title: Vice President-Human Resources

                            EXECUTIVE

                            ------------------------------------
                            Bob R. Simpson